MFS(R) INSTITUTIONAL TRUST

                      MFS(R) INSTITUTIONAL HIGH YIELD FUND
                      MFS(R) INSTITUTIONAL CORE EQUITY FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
             MFS(R) INSTITUTIONAL INTERNATIONAL RESARCH EQUITY FUND
                MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND

                      Supplement to the Current Prospectus

For the MFS Institutional Mid Cap Growth Fund and MFS Institutional High Yield Fund, effective immediately, the "Principal Investment Practices" and "Principal Risks" sections of the prospectus are revised to include the following:

     o The fund may establish "short" positions in specific securities or indices through short sales. In a short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. The fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The fund may also engage in short sales "against the box" where the fund owns or has the right to obtain, at no additional cost, the securities that are sold short;

     o The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the fund must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box".

For these funds, the SAI is amended to reflect an investment limitation of up to 15% of net asset value in short sales.

                         -----------------------------

For all the funds, effective immediately, Appendix A to the Prospectus, which identifies the Investment Techniques and Practices used by each fund, is hereby amended and restated as follows:

     o The introductory paragraph is revised to state: In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices to the extent to which these techniques and practices are consistent with the fund's investment objective. Investment techniques and practices which the fund will use or currently anticipates using are denoted by a check mark. However, the fund may not use all of these techniques and practices. Investment techniques and practices that the fund does not currently anticipate using but which the fund reserves the freedom to use are denoted by a dash (--) mark. Investment techniques and practices which are the principal focus of the fund are described together with their risks in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks in the SAI.

     o    A check mark is added to permit short sales.

     o The rows for "Speculative Bonds", "Short Sales Against the Box" and "Warrants" are deleted.


                 The date of this Supplement is January 1, 2002